UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
May 11, 2026
_________________________
American Assets Trust, Inc.
American Assets Trust, L.P.
(Exact name of registrant as specified in its charter)
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Maryland	001-35030	27-3338708
(American Assets Trust, Inc.)	(American Assets Trust, Inc.)	(American Assets Trust, Inc.)

Maryland	333-202342-01	27-3338894
(American Assets Trust, L.P.)	(American Assets Trust, L.P.)	(American Assets Trust, L.P.)
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3420 Carmel Mountain Road, Suite 100
San Diego, California 92121
(Address of principal executive offices and Zip Code)

(858) 350-2600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Name of Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
American Assets Trust, Inc.	Common Stock, par value $0.01 per share	AAT	New York Stock Exchange
American Assets Trust, L.P.	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Agreement

On May 11, 2026, American Assets Trust, Inc. (the “Company") entered into a Voting Support Agreement (the “Voting Agreement") with the Ernest Rady Trust U/D/T March 10, 1983 (the “Rady Trust"), the Evelyn Shirley Rady Trust U/D/T March 10, 1983, and American Assets, Inc. (collectively, the “Stockholder").

The Company's charter (the “Charter”) contains certain limitations on the ownership of the Company's stock. Pursuant to Section 6.2.7 of the Charter, the Company's board of directors (the “Board”) may exempt a person from such ownership limitations and establish an excepted holder limit for such person. Previously, on January 10, 2011, the Board granted an exemption to the Rady Trust, together with those persons and entities that beneficially own shares of the Company's common stock, par value $0.01 per share (the “Common Stock”), owned by the Rady Trust (collectively, the “Rady Trust Group”), that allowed the Rady Trust Group to beneficially or constructively own, in the aggregate, up to 19.9% (in value or in number, whichever is more restrictive) of the outstanding shares of Common Stock (the “2011 Excepted Holder Limit”).

Concurrently with the execution of the Voting Agreement, the Board (i) increased the 2011 Excepted Holder Limit to 21.9% (in value or in number, whichever is more restrictive) of the outstanding shares of Common Stock (the “2026 Excepted Holder Limit”) and (ii) decreased each of the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit (each as defined in the Charter) to 6.775% (in value or number, whichever is more restrictive). As a condition to the establishment of the 2026 Excepted Holder Limit, the Board required the Stockholder to enter into the Voting Agreement and agree to certain voting restrictions with respect to any shares of Common Stock owned by the Stockholder or any other members of the Rady Trust Group that cause the actual or beneficial ownership of shares of Common Stock by the Rady Trust Group to exceed 19.9% (in value or in number, whichever is more restrictive) of the outstanding shares of Common Stock (the “Subject Shares”).

In reaching the determination to establish the 2026 Excepted Holder Limit, the Board concluded that maintaining and deepening alignment between Ernest Rady's economic interests and those of all shareholders is a long-term structural strength of the Company that outweighs any incremental impact on public float.

The Voting Agreement does not restrict or limit the right of the Stockholder or any other member of the Rady Trust Group to vote in its sole and absolute discretion on any matter submitted to a vote of the Company's stockholders with respect to shares of Common Stock owned by the Rady Trust Group that do not exceed 19.9% of the outstanding shares of Common Stock. With respect to the Subject Shares, however, the Voting Agreement provides that at any annual or special meeting of the Company's stockholders:

1.In any meeting that is not a “Contested Meeting" (as defined below), the Stockholder is required to either (i) abstain from voting the Subject Shares on each matter or (ii) vote all Subject Shares in the same respective proportions as directed by all stockholders other than the Stockholder or other members of the Rady Trust Group in proxies received by the Company at the time of the commencement of the meeting, as reasonably determined by the Company.

2.In any meeting at which any person or persons other than the Board have solicited proxies (a “Contested Meeting"), the Stockholder is required to vote all Subject Shares in accordance with the recommendation of the Board and to abstain from voting on any matter upon which the Board has made no recommendation.

Under the Voting Agreement, the Stockholder has also irrevocably appointed the Company and any designee of the Company as the proxy for the Stockholder, with full power of substitution and resubstitution, to attend all meetings of the Company's stockholders and to cast on behalf of the Stockholder all votes that the Stockholder is entitled to cast with respect to the Subject Shares in accordance with the voting restrictions described above. The proxy is irrevocable and coupled with an interest.

The Company will also file with the State Department of Assessments and Taxation of Maryland a Certificate of Notice reflecting the decrease in the Aggregate Stock Ownership Limit described above (the “Certificate of Notice”).

The foregoing description of the Voting Agreement and the Certificate of Notice do not purport to be complete and are qualified in their entirety by the full text of the Voting Agreement and the Certificate of Notice, which are being filed herewith as Exhibit 1.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K.

Item 3.03    Material Modification to the Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Certificate of Notice is incorporated by reference into this Item 3.03.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits:
The following exhibits are filed herewith:

Exhibit Number	Exhibit Description
1.1	Voting Support Agreement, dated as of May 11, 2026, by and among the Company, the Rady Trust, the Evelyn Shirley Rady Trust U/D/T March 10, 1983, and American Assets, Inc.
4.1	Certificate of Notice
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Assets Trust, Inc.
	By:	/s/ Robert F. Barton
Robert F. Barton Chief Financial Officer and Executive Vice President
May 11, 2026

American Assets Trust, L.P.
	By:	/s/ Robert F. Barton
Robert F. Barton Chief Financial Officer and Executive Vice President
May 11, 2026
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